EXHIBIT 10.35.5

FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

     THIS FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is made and entered into as of the 9th day of February, 2004 (“Effective Date”), by and among CONGRESS FINANCIAL CORPORATION (SOUTHWEST), a Texas corporation (“Lender”) and SPORT SUPPLY GROUP, INC., a Delaware corporation (hereinafter referred to as “Borrower” or “SSG”).

PRELIMINARY STATEMENTS

     A. Lender, SSG and Athletic Training Equipment Company, Inc., a Delaware corporation (“ATEC”) have entered into that certain Loan and Security Agreement, dated March 27, 2001, as amended by that certain First Amendment to Loan and Security Agreement dated October 1, 2002, that certain Second Amendment to Loan and Security Agreement dated June 27, 2003, that certain Third Amendment to Loan and Security Agreement dated November 6, 2003, and as further amended by that certain Fourth Amendment to Loan and Security Agreement dated December 29, 2003 (as amended, modified or supplemented from time to time, the “Loan Agreement”), pursuant to which Lender has entered into certain financing arrangements with SSG and ATEC.

     B. SSG has since sold all of the issued and outstanding capital stock of ATEC and ATEC has been released from its obligations as a Borrower under the Loan Agreement.

     C. The parties hereto have agreed to further amend the Loan Agreement as hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

AGREEMENT

ARTICLE I
Definitions

     1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

ARTICLE II
Amendments

     2.01 Amendment to Various Sections.

     (i) Amendment to Section 1.42. Effective as of the Effective Date, Section 1.42 of the Loan Agreement is hereby amended by deleting the definition of “Material Adverse Effect” in its entirety and replacing it with the following:

     “Material Adverse Effect” shall mean a material adverse effect upon the business, operations, properties, assets, goodwill or condition (financial or otherwise) of Borrower on a consolidated basis. In determining whether any individual event would have a Material Adverse Effect, notwithstanding that such event does not of itself have such effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative effect of such event and all other then existing events would have a Material Adverse Effect. Notwithstanding the foregoing, no Material Adverse Effect shall be deemed to have occurred, unless, at the time of determination, a Default or Event of Default has occurred and is continuing or the Excess Availability, as determined by Lender, is less than $5,000,000.”

     (ii) Amendment to Section 7.2. Effective as of the Effective Date, Section 7.2 of the Loan Agreement is hereby amended by inserting the following phrase immediately after the words “material adverse information” therein:

     “at a time when a Default or Event of Default has occurred and is continuing or when the Excess Availability, as determined by Lender, is less than $5,000,000”;

     (iii) Effective as of the Effective Date, each of Sections 8.1, 8.9(a), 8.9(b), 8.9(c) and 8.9(d) of the Loan Agreement is hereby amended by inserting the following phrase immediately after the words “material adverse effect” therein:

     “at a time when a Default or Event of Default has occurred and is continuing or when the Excess Availability, as determined by Lender, is less than $5,000,000”.

ARTICLE III
Conditions Precedent

     3.01 Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lender:

     (a) Lender shall have received, in form and substance satisfactory to Lender and its legal counsel:

     (i) this Amendment, duly executed by Borrower;

     (ii) a certificate of the Secretary of Borrower dated as of the date of this Amendment, in form and substance satisfactory to Lender, certifying among other things, (i) that Borrower’s Board of Directors has met and has adopted, approved, consented to and ratified resolutions which authorize the execution, delivery and performance by Borrower of this Amendment and all such other Financing Agreements to which Borrower is or is to be a party, and (ii) the names of the officers of Borrower authorized to sign this Amendment and each of such other Financing Agreements to which Borrower is or is to be a party hereunder (including the certificates contemplated herein) together with specimen signatures of such officers; and

     (iii) such additional documents, instruments and information as Lender or its legal counsel may request.

     (b) The representations and warranties contained herein, in the Loan Agreement and in the other Financing Agreements, shall be true and correct as of the date hereof, as if made on the date hereof (unless otherwise made on a specific date as set forth therein, in which case, such representations and warranties shall be true and correct as of such date).

     (c) No Event of Default or event or condition which, with notice or passage of time or both, would constitute an Event of Default, shall have occurred and be continuing, unless such event, condition or Event of Default has been specifically waived in writing by Lender.

     (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel.

ARTICLE IV
No Waiver

     Nothing contained in this Amendment shall be construed as a waiver by Lender of any covenant or provision of the Loan Agreement or the other Financing Agreements or of any other contract or instrument among Borrower and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Loan Agreement, the other Financing Agreements and any other contract or instrument among Borrower and Lender.

ARTICLE V
Ratifications, Representations and Warranties

     5.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Financing Agreements, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Financing Agreements are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that (a) the Loan Agreement, as amended hereby, and the other Financing Agreements shall continue to be legal, valid, binding and enforceable in accordance with their respective terms, and (b) the security interests in the Collateral are in full force and effect.

     5.02 Representations and Warranties of Borrower. Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all other Financing Agreements executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Certificate of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Financing Agreement are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date (unless otherwise made on a specific date as set forth therein, in which case, such representations and warranties shall be true and correct as of such date); (c) no Event of Default or event or condition which, with notice or passage of time or both, would constitute an Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing; (d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Financing Agreements, as amended hereby; and (e) Borrower has not amended, modified or in any way altered its Certificate of Incorporation or Bylaws since March 27, 2001.

ARTICLE VI
Miscellaneous Provisions

     6.01 Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other Financing Agreement, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Financing Agreements, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

     6.02 Reference to Loan Agreement. Each of the Loan Agreement and the other Financing Agreements, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Financing Agreements to the Loan Agreement shall mean a reference to the Loan Agreement and the other Financing Agreements as amended hereby.

     6.03 Expenses of Lender. As provided in Section 9.16 of the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Financing Agreements executed pursuant hereto, and any and all amendments, modifications, and supplements thereto, including, without limitation, all costs and expenses of filing or recording and the reasonable costs and fees of Lender’s legal counsel (including legal assistants).

     6.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     6.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

     6.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     6.07 Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

     6.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     6.09 Applicable Law. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW).

     6.10 Final Agreement. THE LOAN AGREEMENT AND THE OTHER FINANCING AGREEMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER FINANCING AGREEMENTS, AS AMENDED, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND LENDER.

     6.11 Release. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER FINANCING AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

     IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

LENDER:

CONGRESS FINANCIAL CORPORATION
(SOUTHWEST)

By:

Name:

Title:

BORROWER:

SPORT SUPPLY GROUP, INC.

By:

Name:

Title: